UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2021

Intercept Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35668 (Commission File Number)	22-3868459 (IRS Employer Identification No.)

10 Hudson Yards, 37th Floor

New York, NY 10001

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Intercept Pharmaceuticals, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders on May 27, 2021 (the “Annual Meeting”). As previously disclosed, effective as of the Annual Meeting, Daniel Welch retired from our Board of Directors (the “Board”). Following the Annual Meeting, the Board accordingly reduced its size from twelve to eleven directors.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders:

1.	Elected, by separate resolutions, each of the eleven nominees nominated to serve on the Board until the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Approved a one-time stock option exchange program for non-executive employees.

3.	Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2021 (the “Proxy Statement”).

4.	Voted, on a non-binding, advisory basis, that the stockholder advisory vote to approve the compensation of the Company’s named executive officers (i.e., Proposal 3), should occur every one year.

5.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

The final voting results on each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal	For	Withheld	Broker Non-Votes
1. The election, by separate resolutions, of each of the following eleven nominees to serve on the Board until the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:
(a) Paolo Fundarò	20,356,630	251,722	5,279,420
(b) Jerome Durso	20,432,778	175,574	5,279,420
(c) Srinivas Akkaraju, M.D., Ph.D.	20,384,237	224,115	5,279,420
(d) Luca Benatti, Ph.D.	19,404,806	1,203,546	5,279,420
(e) Daniel Bradbury	18,851,627	1,756,725	5,279,420
(f) Keith Gottesdiener, M.D.	20,395,054	213,298	5,279,420
(g) Nancy Miller-Rich	20,371,367	236,985	5,279,420
(h) Mark Pruzanski, M.D.	20,370,396	237,956	5,279,420
(i) Dagmar Rosa-Bjorkeson	20,400,057	208,295	5,279,420
(j) Gino Santini	19,338,469	1,269,883	5,279,420
(k) Glenn Sblendorio	13,321,832	7,286,520	5,279,420

Proposal	For	Against	Abstain	Broker Non-Votes
2. The approval of a one-time stock option exchange program for non-executive employees.	20,259,040	321,532	27,780	5,279,420
3. The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Proxy Statement.	13,363,412	7,194,158	50,782	5,279,420

Proposal	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
4. The vote, on a non-binding, advisory basis, as to whether the stockholder advisory vote to approve the compensation of the Company’s named executive officers (i.e., Proposal 3), should occur every one, two, or three years.	20,469,261	31,671	58,246	49,174	5,279,420

Proposal	For	Against	Abstain	Broker Non-Votes
5. The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.	25,612,436	92,280	183,056	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

By:	/s/ Rocco Venezia
	Name:	Rocco Venezia
	Title:	Chief Accounting Officer; Acting Chief Financial Officer and Treasurer

Date: May 27, 2021